UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 20, 2000

SPARTAN STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 33-41791

Michigan	38-0593940
(State or Other Jurisdiction)	(IRS Employer Identification No.)
of Incorporation or Organization)

850 76th Street, S.W.
P.O. Box 8700
Grand Rapids, Michigan	49518
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (616) 878-2000

Item 5.          Other Events

          On July 20, 2000 Spartan Stores, Inc. issued the press release attached as Exhibit 99 to this Form 8-K.

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

	99	Press Release dated July 20, 2000

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 20, 2000	SPARTAN STORES, INC.
(Registrant)

By /s/David M. Staples
President Finance and Chief Financial Officer (Principal Financial Officer and duly authorized signatory for Registrant)

EXHIBIT INDEX

Exhibit Number	Document

99	Press Release dated July 20, 2000